UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 06, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 6365 53 Rd Street North, Pinellas Park, Florida		33781
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events (Correction)

FutureWorld Energy, Inc. announces today that it has made an “indicative offer” to purchase two American subsidiaries of a well-regarded German PV manufacturer for cash. The American subsidiaries have combined yearly revenue of close to $30M with exponential year to year revenue growth of 80%, serving commercial and residential installers in 43 states covering 85% of national market. The U.S. solar market is the fastest growing market in the world – 2012 installations (~3.3GWp) represented 11% of the global market, with 40% CAGR from 2008-2013. The indicative offer is the start of a comprehensive due diligent process that may culminate to signing of a “definitive purchase agreement”. Due to our non-disclosure agreement, we are unable to name the seller. We shall inform our shareholders as we progress to the purchase phase.

The FutureWorld Energy Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Energy Twitter Feed (https://twitter.com/ futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  February 06 2014